SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
EXCHANGE ACT OF 1934

For July 7, 2003
(Date of Earliest Event Reported)
AIRPLANES LIMITED	AIRPLANES U.S. TRUST
(Exact Name of Registrants as Specified in Memorandum of Association or Trust Agreement)

33-99970-01 (Commission File Number)	13-3521640 (IRS Employer Identification No.)

Airplanes Limited 22 Grenville Street St. Helier Jersey, JE4 8PX Channel Islands (011 44 1534 609 000)	Airplanes U.S. Trust 1100 North Market Street Rodney Square North Wilmington, Delaware 19890-0001 (1-302-651-1000)
(Addresses and Telephone Numbers, Including Area Codes, of Registrants' Principal Executive Offices)

Item 5.   Other Events

     Attached hereto as Exhibit A is a copy of a is a copy of a press release dated June 26, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIRPLANES LIMITED

Date: July 7, 2003		/s/ Roy M. Dantzic*
Director and Officer

AIRPLANES U.S. TRUST

Date: July 7, 2003		/s/ Roy M. Dantzic*
Controlling Trustee and Officerr

	*By:	/s/ Gerard Hastings
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit A.	Report to Certificateholders
Exhibit B	Power of Attorney for Airplanes Limited
Exhibit C	Power of Attorney for Airplanes U.S. Trust

Exhibit A

Structured Finance Research Rating Action Published 26 Jun 2003

New York	New York
Jay Eisbruck	Nicolas S. Weill
Senior Vice President	Senior Vice President
Structured Finance Group	Structured Finance Group
Moody's Investors Service	Moody's Investors Service
Clients: 1.212.553.1653	Clients: 1.212.553.1653

MOODY'S DOWNGRADES NOTES ISSUED BY AERCO LIMITED TRUST
Approximately $1.6 Billion of Asset-Backed Securities Downgraded.

Moody's Investors Service announced today that it has downgraded all its ratings on three classes of notes issued by Airplanes Pass Through Trust (Airplanes).

The complete rating action is as follows:

Issuer: Airplanes Pass Through Trust

US $190.4 Million Class A-6 Floating Rate Notes due March 15, 2019, downgraded to A2 from A1; US $700 Million Class A-8 Floating Rate Notes due March 15, 2019, downgraded to Baa3 from A3; US $750 Million Class A-9 Floating Rate Notes due March 15, 2019, downgraded to Ba2 from Baa2;

Moody's said that Airplanes has continued to experience a decline in lease revenues over the past six months. The decline in revenues is attributable to a number of non-cash flow generating aircraft, the restructuring of existing leases, and the renewals of expiring leases at significantly lower levels. The aging of the portfolio as well as the high amount of older generation and challenging aircraft make the remarketing task difficult. Moody's believes that lease revenues may drop by more than 20% in the next 18 months and are expected to remain at these depressed levels for the foreseeable future, since many of the new leases may be contracted at reduced lease rates. The current lease pool is comprised mostly of older narrow body aircraft and has exposure to bankrupt airlines and other low credit quality lessees.

The cash waterfall subordinates interest payments to the Classes B, C and D to Class A minimum principal payments. The Class A is currently ahead of minimum principles payments but is not receiving supplemental principal as collections are insufficient to reach that point in the cash waterfall. However Class A will resume receiving minimum principal payments in a few months which will result in the non payment of interest on the subordinated classes shortly thereafter. Since the refinancing did not occur in March 2003, Class A-9 Notes are scheduled to receive principal payments only after Class A-8 is fully paid down and Class A8 Notes will start receiving principal when Class A6 is fully paid. While Class A-6 is expected to pay down within 18 to 24 months, the structure increases the exposure to reduced cash flows of Classes A-8 and A-9, and is the primary reason that these classes were downgraded further than Class A-6.

ALL INFORMATION CONTAINED HEREIN IS COPYRIGHTED IN THE NAME OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"), AND NONE OF SUCH INFORMATION MAY BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY'S PRIOR WRITTEN CONSENT. All information contained herein is obtained by MOODY'S from sources believed by it to be accurate and reliable. Because of the possibility of human or mechanical error as well as other factors, however, such information is provided "as is" without warranty of any kind and MOODY'S, in particular, makes no representation or warranty, express or implied, as to the accuracy, timeliness, completeness, merchantability or fitness for any particular purpose of any such information. Under no circumstances shall MOODY'S have any liability to any person or entity for (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of MOODY'S or any of its directors, officers, employees or agents in connection with the procurement, collection, compilation, analysis, interpretation, communication, publication or delivery of any such information, or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including without limitation, lost profits), even if MOODY'S is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. The credit ratings, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY SUCH RATING OR OTHER OPINION OR INFORMATION IS GIVEN OR MADE BY MOODY'S IN ANY FORM OR MANNER WHATSOEVER. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information contained herein, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, holding or selling. Pursuant to Section 17(b) of the Securities Act of 1933, MOODY'S hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MOODY'S have, prior to assignment of any rating, agreed to pay to MOODY'S for appraisal and rating services rendered by it fees ranging from $1,000 to $1,500,000.

MADE IN U.S.A

Exhibit B

     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

/s/ John Banes
John Banes

POWER OF ATTORNEY

     Each of the undersigned, being a Director and officer of AerCo Limited, hereby individually appoints John McMahon, Huib van Doorn, Sean Brennan, Brian Marks, Wouter Marinus den Dikken, Pat Keating, Aengus Kelly and Caroline Jones and each of them, acting on behalf of debis AirFinance Administrative Services Limited, as Administrative Agent of AerCo Limited, his true and lawful attorney-in-fact and agent (each an “Attorney-in- Fact”), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of AerCo Limited, to sign each Report on Form 6-K which will be filed at least monthly, provided that where any such Report on Form 6-K is required to contain any information in addition to or other than a copy of the relevant monthly report to noteholders the contents of such Report on Form 6-K shall be approved by any one Director of AerCo Limited prior to the filing thereof, each such Report on Form 6-K containing a monthly report to noteholders to be filed monthly on or about the 15th day of each month and each other Report on Form 6-K to be filed within the time prescribed by the Securities and Exchange Commission (the “SEC”) upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Shannon, Ireland on the date indicated below.

Dated: June 6, 2002	/s/ William M. McCann
William M. McCann

	Witness:	/s/ Michael Walsh

Dated: June 6, 2002	/s/ Roy M. Dantzic
Roy M. Dantzic

	Witness:	/s/ Michael Walsh

Dated: Jule 6,2002	/s/ Hugh R. Jenkins
Hugh R. Jenkins

	Witness:	/s/ Michael Walsh

Dated: June 6, 2002	/s/ Richard E. Cavanagh
Richard E. Cavanagh

	Witness:	Michael Walsh

Dated: June 6, 2002	/s/ Brian T. Hayden
Brian T. Hayden

	Witness:	Michael Walsh

Exhibit C

     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.

/s/ John Banes
John Banes

POWER OF ATTORNEY

      Each of the undersigned, being a Director and officer of AerCo Limited, hereby individually appoints John McMahon, Huib van Doorn, Sean Brennan, Brian Marks, Wouter Marinus den Dikken, Pat Keating, Aengus Kelly and Caroline Jones and each of them, acting on behalf of debis AirFinance Administrative Services Limited, as Administrative Agent of AerCo Limited, his true and lawful attorney-in-fact and agent (each an “Attorney-in- Fact”), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of AerCo Limited, to sign each Report on Form 6-K which will be filed at least monthly, provided that where any such Report on Form 6-K is required to contain any information in addition to or other than a copy of the relevant monthly report to noteholders the contents of such Report on Form 6-K shall be approved by any one Director of AerCo Limited prior to the filing thereof, each such Report on Form 6-K containing a monthly report to noteholders to be filed monthly on or about the 15th day of each month and each other Report on Form 6-K to be filed within the time prescribed by the Securities and Exchange Commission (the “SEC”) upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Shannon, Ireland on the date indicated below.

Dated: June 6, 2002	/s/ William M. McCann
William M. McCann

	Witness:	/s/ Michael Walsh

Dated: June 6, 2002	/s/ Roy M. Dantzic
Roy M. Dantzic

	Witness:	/s/ Michael Walsh

Dated: June 6,2002	/s/ Hugh R. Jenkins
Hugh R. Jenkins

	Witness:	/s/ Michael Walsh

Dated: June 6, 2002	/s/ Richard E. Cavanagh
Richard E. Cavanagh

	Witness:	Michael Walsh

Dated: June 6, 2002	/s/ Brian T. Hayden
Brian T. Hayden

	Witness:	Michael Walsh

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